Exhibit 99.2

Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	12/31/08*	12/31/09

Revenue	$223,395	$244,658

Net Income (loss) (controlling interest)	$(83,654)	$24,600

Cash Net Income (A)	$52,288	$59,957

EBITDA (B)	$54,933	$79,871

Average shares outstanding - diluted	39,523,560	44,852,911

Earnings per share - diluted	$(2.12)	$0.55

	December 31, 2008*	December 31, 2009

Cash and cash equivalents	$396,431	$259,487

Senior debt	$233,514	$—

Senior convertible securities (C)	$445,535	$456,976

Junior convertible trust preferred securities (C)	$505,034	$507,358

Stockholders’ equity	$924,801	$1,109,690

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Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Year	Year
	Ended	Ended
	12/31/08*	12/31/09

Revenue	$1,158,217	$841,840

Net Income (loss) (controlling interest)	$(1,325)	$59,473

Cash Net Income (A)	$225,367	$185,711

EBITDA (B)	$309,043	$242,787

Average shares outstanding - diluted	38,211,326	43,333,355

Earnings per share - diluted	$(0.03)	$1.38

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Affiliated Managers Group, Inc.

Reconciliations of Earnings Per Share Calculation

(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	12/31/08*	12/31/09

Net Income (loss) (controlling interest)	$(83,654)	$24,600
Convertible securities interest expense, net (D)	—	36
Net Income (loss) (controlling interest), as adjusted	$(83,654)	$24,636

Average shares outstanding - diluted	39,523,560	44,852,911

Earnings per share - diluted	$(2.12)	$0.55

	Year	Year
	Ended	Ended
	12/31/08*	12/31/09

Net Income (loss) (controlling interest)	$(1,325)	$59,473
Convertible securities interest expense, net (D)	—	144
Net Income (loss) (controlling interest), as adjusted	$(1,325)	$59,617

Average shares outstanding - diluted	38,211,326	43,333,355

Earnings per share - diluted	$(0.03)	$1.38

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Assets Under Management

Statement of Changes - Quarter to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, September 30, 2009	$43,156	$127,383	$28,789	$199,328
Client cash inflows	2,520	4,868	1,513	8,901
Client cash outflows	(3,228)	(4,992)	(1,461)	(9,681)
Net client cash flows	(708)	(124)	52	(780)
Investment performance	2,083	6,599	809	9,491
Assets under management, December 31, 2009	$44,531	$133,858	$29,650	$208,039

Statement of Changes - Year to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, December 31, 2008	$34,704	$109,450	$25,991	$170,145
Client cash inflows	8,220	25,561	5,725	39,506
Client cash outflows	(11,185)	(29,865)	(6,298)	(47,348)
Net client cash flows	(2,965)	(4,304)	(573)	(7,842)
New investments (E)	2,669	1,661	1,258	5,588
Investment performance	10,371	33,621	5,275	49,267
Other (F)	(248)	(6,570)	(2,301)	(9,119)
Assets under management, December 31, 2009	$44,531	$133,858	$29,650	$208,039

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Affiliated Managers Group, Inc.

Operating Results

(in thousands)

Financial Results

	Three		Three
	Months		Months
	Ended	Percent	Ended	Percent
	12/31/08*	of Total	12/31/09	of Total
Revenue
Mutual Fund	$80,174	36%	$91,798	37%
Institutional	110,666	50%	121,957	50%
High Net Worth	32,555	14%	30,903	13%
	$223,395	100%	$244,658	100%

EBITDA (B)
Mutual Fund	$16,316	30%	$26,790	34%
Institutional	30,501	55%	42,313	53%
High Net Worth	8,116	15%	10,768	13%
	$54,933	100%	$79,871	100%

	Year		Year
	Ended	Percent	Ended	Percent
	12/31/08*	of Total	12/31/09	of Total
Revenue
Mutual Fund	$456,187	40%	$313,177	37%
Institutional	559,801	48%	415,605	49%
High Net Worth	142,229	12%	113,058	14%
	$1,158,217	100%	$841,840	100%

EBITDA (B)
Mutual Fund	$102,628	33%	$70,570	29%
Institutional	168,543	55%	139,671	58%
High Net Worth	37,872	12%	32,546	13%
	$309,043	100%	$242,787	100%

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Affiliated Managers Group, Inc.

Reconciliations of Performance and Liquidity Measures

(in thousands)

	Three Months	Three Months
	Ended	Ended
	12/31/08*	12/31/09

Net Income (loss) (controlling interest)	$(83,654)	$24,600
Intangible amortization	164,247	16,317
Intangible-related deferred taxes	(44,930)	13,256
APB 14-1 expense	12,530	2,076
Affiliate equity expense	2,012	1,774
Affiliate depreciation	2,083	1,934
Cash Net Income (A)	$52,288	$59,957

Cash flow from operations	$77,909	$75,142
Interest expense, net of non-cash items	16,374	14,140
Current tax provision	17,454	8,407
Income from equity method investments, net of distributions	3,055	4,793
Changes in assets and liabilities and other adjustments	(59,859)	(22,611)
EBITDA (B)	$54,933	$79,871
Holding company expenses	14,163	14,878
EBITDA Contribution	$69,096	$94,749

	Year	Year
	Ended	Ended
	12/31/08*	12/31/09

Net Income (loss) (controlling interest)	$(1,325)	$59,473
Intangible amortization	204,548	64,437
Intangible-related deferred taxes	(12,776)	38,552
APB 14-1 expense	19,028	8,253
Affiliate equity expense	8,872	7,248
Affiliate depreciation	7,020	7,748
Cash Net Income (A)	$225,367	$185,711

Cash flow from operations	$507,965	$243,210
Interest expense, net of non-cash items	68,479	57,039
Current tax provision	49,167	(701)
Income from equity method investments, net of distributions	(6,935)	8,087
Changes in assets and liabilities and other adjustments	(309,633)	(64,848)
EBITDA (B)	$309,043	$242,787
Holding company expenses	67,737	47,352
EBITDA Contribution	$376,780	$290,139

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Affiliated Managers Group, Inc.

Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008*	2009	2008*	2009

Revenue	$223,395	$244,658	$1,158,217	$841,840

Operating expenses:
Compensation and related expenses	101,290	109,814	516,895	402,584
Selling, general and administrative	55,076	38,580	209,586	131,538
Amortization of intangible assets	8,391	8,508	33,854	32,939
Depreciation and other amortization	4,095	3,096	12,767	12,745
Other operating expenses	11,150	5,594	26,511	26,945
	180,002	165,592	799,613	606,751
Operating income	43,393	79,066	358,604	235,089

Non-operating (income) and expenses:
Investment and other income	(32,278)	(11,338)	(26,900)	(24,902)
(Income) loss from equity method investments	137,721	(9,662)	97,142	(31,632)
Investment (income) loss from Affiliate investments in partnerships (G)	31,639	(1,359)	63,410	(27,425)
Interest expense	21,678	19,448	81,425	78,129
	158,760	(2,911)	215,077	(5,830)

Income (loss) before income taxes	(115,367)	81,977	143,527	240,919

Income taxes - current	17,454	8,407	49,167	(701)
Income taxes - intangible-related deferred	(44,930)	13,256	(12,776)	38,552
Income taxes - other deferred	(23,957)	(5,253)	(24,763)	(9,848)
Net income (loss)	(63,934)	65,567	131,899	212,916

Net income (non-controlling interests) (G)	(49,990)	(39,756)	(193,728)	(126,764)
Net (income) loss (non-controlling interests in partnerships) (G)	30,270	(1,211)	60,504	(26,679)

Net Income (loss) (controlling interest)	$(83,654)	$24,600	$(1,325)	$59,473

Average shares outstanding - basic	39,523,560	42,185,181	38,211,326	41,385,359
Average shares outstanding - diluted	39,523,560	44,852,911	38,211,326	43,333,355

Earnings per share - basic	$(2.12)	$0.58	$(0.03)	$1.44
Earnings per share - diluted	$(2.12)	$0.55	$(0.03)	$1.38

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Affiliated Managers Group, Inc.

Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2008*	2009
Assets
Current assets:
Cash and cash equivalents	$396,431	$259,487
Investment advisory fees receivable	131,099	140,118
Affiliate investments in partnerships (G)	68,789	93,809
Affiliate investments in marketable securities	10,399	15,387
Prepaid expenses and other current assets	23,968	76,781
Total current assets	630,686	585,582

Fixed assets, net	71,845	62,402
Equity investments in Affiliates	678,887	658,332
Acquired client relationships, net	491,408	571,573
Goodwill	1,243,583	1,413,217
Other assets	96,291	99,800
Total assets	$3,212,700	$3,390,906

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$183,794	$117,227
Payables to related party	26,187	109,888
Total current liabilities	209,981	227,115

Senior debt	233,514	—
Senior convertible securities (C)	445,535	456,976
Junior convertible trust preferred securities (C)	505,034	507,358
Deferred income taxes	319,491	322,671
Other long-term liabilities	30,414	26,066
Total liabilities	1,743,969	1,540,186

Redeemable non-controlling interests	297,733	368,999

Equity:
Common stock	458	458
Additional paid-in capital	817,713	612,091
Accumulated other comprehensive income (loss)	(4,081)	45,958
Retained earnings	813,664	873,137
	1,627,754	1,531,644
Less treasury stock, at cost	(702,953)	(421,954)
Total stockholders’ equity	924,801	1,109,690

Non-controlling interests (G)	180,732	281,946
Non-controlling interests in partnerships (G)	65,465	90,085

Total equity	1,170,998	1,481,721
Total liabilities and equity	$3,212,700	$3,390,906

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Affiliated Managers Group, Inc.

Consolidated Statements of Cash Flow

(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008*	2009	2008*	2009
Cash flow from operating activities:
Net income (loss)	$(63,934)	$65,567	$131,899	$212,916
Adjustments to reconcile Net income to net cash flow from operating activities:
Amortization of intangible assets	8,391	8,508	33,854	32,939
Amortization of issuance costs	1,788	1,846	4,192	7,325
Depreciation and other amortization	4,095	3,096	12,767	12,745
Deferred income tax provision	(68,887)	8,003	(37,539)	28,704
Accretion of interest	3,516	3,462	8,754	13,765
(Income) loss from equity method investments, net of amortization	137,721	(9,662)	97,142	(31,632)
Distributions received from equity method investments	15,080	12,908	80,487	55,453
Tax benefit from exercise of stock options	—	1,086	2,767	4,260
Stock option expense	42,766	2,909	53,968	8,604
Affiliate equity expense	3,194	3,349	13,948	13,218
Other adjustments	7,735	(9,540)	44,049	(42,842)
Changes in assets and liabilities:
(Increase) decrease in investment advisory fees receivable	35,384	(7,396)	102,788	(6,552)
(Increase) decrease in Affiliate investments in partnerships	8,835	(46)	6,045	285
(Increase) decrease in prepaids and other current assets	5,330	1,635	29,154	(8,389)
Decrease in other assets	226	446	9,770	3,315
Decrease in accounts payable, accrued liabilities and other long-term liabilities	(63,331)	(11,029)	(86,080)	(60,904)
Cash flow from operating activities	77,909	75,142	507,965	243,210
Cash flow used in investing activities:
Investments in Affiliates	(14,692)	(35,987)	(75,602)	(175,258)
Purchase of fixed assets	(1,464)	(913)	(9,554)	(2,566)
Purchase of investment securities	(977)	—	(33,613)	(11,746)
Sale of investment securities	1,010	766	25,156	8,069
Cash flow used in investing activities	(16,123)	(36,134)	(93,613)	(181,501)
Cash flow used in financing activities:
Borrowings of senior bank debt	—	142,000	366,000	142,000
Repayments of senior bank debt	(6,486)	(142,000)	(651,986)	(375,514)
Issuance of senior convertible notes	—	—	460,000	—
Settlement of convertible securities	—	—	(208,730)	—
Repurchase of junior convertible trust preferred securities	(24,213)	—	(24,213)	—
Issuance of common stock	32	7,365	238,814	37,125
Repurchase of common stock	(10,940)	—	(65,490)	—
Issuance costs	(695)	(135)	(28,859)	(1,344)
Excess tax benefit from exercise of stock options	—	3,703	11,101	7,539
Settlement of derivative contracts	—	—	8,154	—
Settlement of forward equity sale agreement	—	—	—	144,258
Note payments	4,366	466	5,628	3,184
Distributions to non-controlling interests	(21,270)	(17,468)	(252,289)	(119,555)
Affiliate equity issuances and repurchases	(5,976)	775	(95,798)	(39,534)
Subscriptions (redemptions) of Non-controlling interests in partnerships	(2,661)	46	(672)	(425)
Cash flow used in financing activities	(67,843)	(5,248)	(238,340)	(202,266)

Effect of foreign exchange rate changes on cash and cash equivalents	(522)	477	(2,535)	3,613
Net increase (decrease) in cash and cash equivalents	(6,579)	34,237	173,477	(136,944)
Cash and cash equivalents at beginning of period	403,010	225,250	222,954	396,431
Cash and cash equivalents at end of period	$396,431	$259,487	$396,431	$259,487

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Affiliated Managers Group, Inc.

Notes

*       In the first quarter of 2009, the Company adopted Statement of Financial Accounting Standards (“FAS”) No. 141 (revised 2007), “Business Combinations” (“FAS 141R”), FAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (“FAS 160”), Emerging Issues Task Force Topic No. D-98  “Classification and Measurement of Redeemable Securities” (“Topic D-98”) and FASB Staff Position APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (including Partial Cash Settlement)” (“APB 14-1”), each of which is discussed in further detail in its Quarterly Report on Form 10-Q for the first quarter of 2009.  These accounting changes have been retrospectively applied to prior periods, and are reflected in the financial results presented herein.

(A)    Under our Cash Net Income definition, we add to Net Income (controlling interest) amortization (including equity method amortization) and deferred taxes related to intangible assets and Affiliate depreciation and equity expenses, and exclude the effect of APB 14-1. This supplemental non-GAAP performance measure is provided in addition to, but not as a substitute for, Net Income.  The Company considers Cash Net Income an important measure of its financial performance, as management believes it best represents operating performance before non-cash expenses  relating to the acquisition of interests in its affiliated investment management firms.  Cash Net Income is used by the Company’s management and Board of Directors as a principal performance benchmark.

The Company adds back amortization attributable to acquired client relationships because this expense does not correspond to the changes in value of these assets, which do not diminish predictably over time.  The  portion of deferred taxes generally attributable to intangible assets (including goodwill) that it no longer amortizes but which continues to generate tax deductions is added back because the Company believes it is unlikely these accruals will be used to settle material tax obligations.  The Company adds back non-cash expenses relating to certain transfers of equity between Affiliate management partners when these transfers have no dilutive effect to shareholders. The Company adds back the portion of consolidated depreciation expense incurred by Affiliates because under its Affiliate operating agreements, the Company is generally not required to replenish these depreciating assets.

In connection with the recent accounting changes described above, in the first quarter of 2009 the Company modified its Cash Net Income definition to add back Affiliate equity and APB 14-1 expenses (both net of tax).  In prior periods, Cash Net Income was defined as “Net Income plus amortization and deferred taxes related to intangible  assets plus Affiliate depreciation.”  Under this definition, Cash Net Income reported for the three months and year ended December 31, 2008 was $51,649 and $221,962, respectively.

(B)    EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization.  This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations.  As a measure of liquidity, the Company believes EBITDA is useful as an indicator of its ability to service debt, make new investments and meet working capital requirements.  EBITDA, as calculated by the Company, may not be consistent with computations of EBITDA by other companies.  In reporting  EBITDA by segment, Affiliate expenses are allocated to a particular segment on a pro rata basis with respect to the revenue generated by that Affiliate in such segment.

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(C)    In accordance with APB 14-1, the Company has bifurcated certain of its convertible debt securities into their debt and equity components on its balance sheet.  The senior convertible securities balance consists of zero coupon senior convertible notes, which were not required to be bifurcated, and senior convertible notes due 2038.  The principal amount at maturity of the senior convertible notes due 2038 was $460,000 at December 31, 2008 and December 31, 2009.  The principal amount at maturity of the junior convertible trust preferred securities was $730,820 at December 31, 2008 and December 31, 2009.

(D)    Convertible securities interest expense, net, includes the interest expense, net of tax, associated with the Company’s dilutive convertible securities (including the incremental interest expense attributable to APB 14-1  but excluding the interest expense associated with the Company’s mandatory convertible securities).

(E)     The Company completed its investment in Harding Loevner LP during the third quarter of 2009.

(F)     Other includes assets under management attributable to Affiliate product closings and transfers of the Company’s interests in certain Affiliated investment management firms, the financial effects of which are not material to the Company’s ongoing results.

(G)    Income attributable to non-controlling interests on the Company’s income statement represents the profits allocated to Affiliate management owners and investors in certain Affiliate investments in partnerships that the Company is required to consolidate.  Non-controlling interests on the Company’s balance sheet represents the undistributed profits and capital owned by Affiliate management, who retain a conditional right to sell their interests to the Company.  Non-controlling interests in partnerships on the Company’s balance sheet represent the net assets owned by investors in certain Affiliate investment partnerships, who retain the conditional right to redeem their interests to the investment partnership.